Exhibit 10.5(a)(1)

AMENDMENT TO
THE DIRECTOR’S DEFERRED COMPENSATION PLAN AGREEMENT
BY AND BETWEEN FIRST SOUTH BANK AND FREDERICK N. HOLSCHER

This Amendment to the Director’s Deferred Compensation Plan Agreement by and between FIRST SOUTH BANK (the “Bank”) and Frederick N. Holscher (the “Director”) is entered into as of December 26, 2008.

WHEREAS, the Director and the Bank previously entered into a Director’s Deferred Compensation Plan Agreement dated January 1, 1994 which was restated on December 14, 1995 and subsequently amended (the “Agreement”); and

WHEREAS, the Director and the Bank desire to amend the Agreement to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the as follows:

FIRST CHANGE

All references in the Agreement to New South Bancorp, Inc. shall be replaced with First South Bancorp, Inc. and all references to Home Savings Bank, SSB shall be replaced with First South Bank.

SECOND CHANGE

Section 8 of the Agreement shall be amended by deleting the last three (3) paragraphs of Section 8 which address the implementation of a grantor trust and the definition of a Change in Control.

THIRD CHANGE

The following new Section 13 shall be added to the Agreement:

“Section 13.    Section 409A

This Agreement shall at all times be administered and the provisions of this Agreement shall be interpreted consistent with the requirements of Section 409A.  For purposes of this Agreement, Section 409A shall refer to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury regulations and any other authoritative guidance issued thereunder.  Any modification to the terms of this Agreement that would inadvertently result in an additional tax liability on the part of the Director shall have no effect, provided the change in the terms of the Agreement are rescinded by the earlier of a date before the right is exercised (if the change grants a discretionary right) and the last day of the calendar year during which such change occurred.

On or before December 31, 2008, if the Director wishes to change his or her  election as to the form or timing of the payment under this Agreement, the Director may do so by completing a Transition Relief Election Form, provided that any such election (i) must be made prior to the Director’s separation from service, (ii) shall not take effect before the date that is 12 months after the date the election is made, (iii) cannot apply to amounts that would otherwise be payable in 2008 and may not cause an amount to be paid in 2008 that would otherwise be paid in a later year.

Changes to elections under this Agreement after December 31, 2008: (i) may not accelerate the payment of benefits, (ii) must be made at least 12 months prior to the scheduled distribution date, and (iii) must postpone payment (or the commencement of payments) for at least five (5) years from the scheduled distribution date

Despite any contrary provision of this Agreement, if, when a Director’s service terminates, the Director is a “specified employee,” as defined in Section 409A of the Code, and if any payments under this Agreement will result in additional tax or interest to the Director because of Section 409A of the Code, the Director shall not be entitled to the such payments until the earliest of (i) the date that is at least six months after termination of the Director’s employment for reasons other than the Director’s death, (ii) the date of the Director’s death, or (iii) any earlier date that does not result in additional tax or interest to the Director under Section 409A of the Code.

A Director will be deemed to have a termination of service for purposes of determining the timing of any payments under this Agreement only upon a “separation from service” within the meaning of Section 409A of the Code.”

FOURTH CHANGE

The last paragraph of Section 7 of this agreement shall be amended in its entirety as follows:

“Except as otherwise provided in Section 2, 3, 4 or 5, as applicable, in the event that, on or before the occurrence of the Qualifying Date, the Director’s service as a director of the Bank is terminated for any reason other than the Director’s voluntary resignation or death, then the provisions of Section 2 shall be deemed applicable except that the Qualifying Date shall be deemed to be the date of such termination of service as a Bank Director.  Notwithstanding the foregoing, if a Director’s service is terminated following a Change in Control as defined herein, the Director may elect to receive his benefits under this Agreement in installments as set forth in Section 2 of this Agreement or the Director may elect to receive the present value of his benefits under this Agreement.  Said election must be in accordance with Section 13 of this Agreement.  Subject to Section 13, the payment (or commencement) of benefits following termination of service in connection with a Change in Control shall begin within 10 days of the Director’s separation from service (as defined under Section 409A of the Code) following a Change in Control.”

FIFTH CHANGE

Section 2 of the Agreement shall be deleted in its entirety and replaced with the following new Section 2:

“The Bank agrees that, except as otherwise specifically provided herein, upon the later to occur of the Director’s 65th birthday or January 1, 1999 (the “Qualifying Date”), the Bank will pay the Director $4,088 per month for a continuous period of 120 months, unless the Director elects to receive the present value of his benefit under this Section 2 in a single lump sum payment.  Said election must be made in accordance with Section 13 of this Agreement.  The payment (or commencement) of benefits under this Section 2 shall occur within 10 days of the Qualifying Date. ”

Except as expressly provided herein, the terms and conditions of the Agreement shall remain in full force and effect and shall be binding on the parties hereto until the expiration of the term of the Agreement.  Effectiveness of this Amendment to the Agreement shall be conditioned upon approval by the Board of Directors of the Bank (or appropriate committee thereof), and this Amendment to the Director’s Deferred Compensation Plan Agreement shall become effective on the later of date of such approval and execution by both parties hereto.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment to the Agreement, as of the day and year first above written.

ATTEST:	FIRST SOUTH BANK
/s/ William L. Wall	/s/ Marshall T. Singleton
Vice Chairman of the Board

WITNESS:	DIRECTOR
/s/ William L. Wall	/s/ Frederick N. Holscher
Frederick N. Holscher

Exhibit 10.5(a)(2)

AMENDMENT TO
THE DIRECTOR’S DEFERRED COMPENSATION PLAN AGREEMENT
BY AND BETWEEN FIRST SOUTH BANK AND THOMAS A. VANN

This Amendment to the Director’s Deferred Compensation Plan Agreement by and between FIRST SOUTH BANK (the “Bank”) and Thomas A. Vann (the “Director”) is entered into as of December 26, 2008.

WHEREAS, the Director and the Bank previously entered into a Director’s Deferred Compensation Plan Agreement dated January 1, 1994 which was restated on December 14, 1995 and subsequently amended (the “Agreement”); and

WHEREAS, the Director and the Bank desire to amend the Agreement to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the as follows:

FIRST CHANGE

All references in the Agreement to New South Bancorp, Inc. shall be replaced with First South Bancorp, Inc. and all references to Home Savings Bank, SSB shall be replaced with First South Bank.

SECOND CHANGE

Section 8 of the Agreement shall be amended by deleting the last three (3) paragraphs of Section 8 which address the implementation of a grantor trust and the definition of a Change in Control.

THIRD CHANGE

The following new Section 13 shall be added to the Agreement:

“Section 13.    Section 409A

This Agreement shall at all times be administered and the provisions of this Agreement shall be interpreted consistent with the requirements of Section 409A.  For purposes of this Agreement, Section 409A shall refer to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury regulations and any other authoritative guidance issued thereunder.  Any modification to the terms of this Agreement that would inadvertently result in an additional tax liability on the part of the Director shall have no effect, provided the change in the terms of the Agreement are rescinded by the earlier of a date before the right is exercised (if the change grants a discretionary right) and the last day of the calendar year during which such change occurred.

On or before December 31, 2008, if the Director wishes to change his or her  election as to the form or timing of the payment under this Agreement, the Director may do so by completing a Transition Relief Election Form, provided that any such election (i) must be made prior to the Director’s separation from service, (ii) shall not take effect before the date that is 12 months after the date the election is made, (iii) cannot apply to amounts that would otherwise be payable in 2008 and may not cause an amount to be paid in 2008 that would otherwise be paid in a later year.

Changes to elections under this Agreement after December 31, 2008: (i) may not accelerate the payment of benefits, (ii) must be made at least 12 months prior to the scheduled distribution date, and (iii) must postpone payment (or the commencement of payments) for at least five (5) years from the scheduled distribution date

Despite any contrary provision of this Agreement, if, when a Director’s service terminates, the Director is a “specified employee,” as defined in Section 409A of the Code, and if any payments under this Agreement will result in additional tax or interest to the Director because of Section 409A of the Code, the Director shall not be entitled to the such payments until the earliest of (i) the date that is at least six months after termination of the Director’s employment for reasons other than the Director’s death, (ii) the date of the Director’s death, or (iii) any earlier date that does not result in additional tax or interest to the Director under Section 409A of the Code.

A Director will be deemed to have a termination of service for purposes of determining the timing of any payments under this Agreement only upon a “separation from service” within the meaning of Section 409A of the Code.”

FOURTH CHANGE

The last paragraph of Section 7 of this agreement shall be amended in its entirety as follows:

“Except as otherwise provided in Section 2, 3, 4 or 5, as applicable, in the event that, on or before the occurrence of the Qualifying Date, the Director’s service as a director of the Bank is terminated for any reason other than the Director’s voluntary resignation or death, then the provisions of Section 2 shall be deemed applicable except that the Qualifying Date shall be deemed to be the date of such termination of service as a Bank Director.  Notwithstanding the foregoing, if a Director’s service is terminated following a Change in Control as defined herein, the Director may elect to receive his benefits under this Agreement in installments as set forth in Section 2 of this Agreement or the Director may elect to receive the present value of his benefits under this Agreement.  Said election must be in accordance with Section 13 of this Agreement.  Subject to Section 13, the payment (or commencement) of benefits following termination of service in connection with a Change in Control shall begin within 10 days of the Director’s separation from service (as defined under Section 409A of the Code) following a Change in Control.”

FIFTH CHANGE

Section 2 of the Agreement shall be deleted in its entirety and replaced with the following new Section 2:

“The Bank agrees that, except as otherwise specifically provided herein, upon the later to occur of the Director’s 65th birthday or January 1, 1999 (the “Qualifying Date”), the Bank will pay the Director $4,818 per month for a continuous period of 120 months, unless the Director elects to receive the present value of his benefit under this Section 2 in a single lump sum payment.  Said election must be made in accordance with Section 13 of this Agreement.  The payment (or commencement) of benefits under this Section 2 shall occur within 10 days of the Qualifying Date. ”

Except as expressly provided herein, the terms and conditions of the Agreement shall remain in full force and effect and shall be binding on the parties hereto until the expiration of the term of the Agreement.  Effectiveness of this Amendment to the Agreement shall be conditioned upon approval by the Board of Directors of the Bank (or appropriate committee thereof), and this Amendment to the Director’s Deferred Compensation Plan Agreement shall become effective on the later of date of such approval and execution by both parties hereto.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment to the Agreement, as of the day and year first above written.

ATTEST:	FIRST SOUTH BANK
/s/ William L. Wall	/s/ Frederick N. Holscher
Chairman of the Board

WITNESS:	DIRECTOR
/s/ William L. Wall	/s/ Thomas A. Vann
Thomas A. Vann